CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of DutchFork Bancshares, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, J. Thomas Johnson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                           /s/ J. Thomas Johnson
                                           -------------------------------------
                                           J. Thomas Johnson
                                           President and Chief Executive Officer


Date:  June 2, 2003

A signed original of this written statement required by Section 906 has been provided to DutchFork Bancshares, Inc. and will be retained by DutchFork Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of DutchFork Bancshares, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Steve P. Sligh, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                               /s/ Steve P. Sligh
                               -------------------------------------------------
                               Steve P. Sligh
                               Executive Vice President, Chief Financial Officer and Treasurer


Date:   June 2, 2003


A signed original of this written statement required by Section 906 has been provided to DutchFork Bancshares, Inc. and will be retained by DutchFork Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.